================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                   FORM 8-K/A

                            -----------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 7, 2004

                               PRACTICEXPERT, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

            NEVADA                         0-30583                  87-0622329
---------------------------------  ------------------------    ----------------------
  (State or Other Jurisdiction     (Commission file number)       (I.R.S. Employer
of Incorporation or Organization)                              Identification Number)

                       4130 CAHUENGA BOULEVARD, SUITE 215
                         TOLUCA LAKE, CALIFORNIA 91602
           (Address of Principal Executive Offices including Zip Code)

                                 (818) 655-9945
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

================================================================================

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         The Form 8-K/A amends the Registrant's current reports on Form 8-K dated March 16, 2004, and May 13, 2004, to include the following financial information required to be filed pursuant to Item 9.01.

         (a)      Financial Statements of Businesses Acquired.

                  Independent Auditors' Report re: Singer MedScript

                  Statement of Net Assets of Singer MedScript as of December 31, 2003 and 2002 (audited)

                  Statement of Net Revenues, Cost of Revenues and Expenses of Singer MedScript for the years ended December 31, 2003 and 2002 (audited)

                  Independent Auditors' Report re: Cancer Care Network, Inc.

                  Statement of Net Assets of Cancer Care Network, Inc., as of September 30, 2003 and 2002 (audited)

                  Statement of Net Revenues, Cost of Revenues and Expenses of Cancer Care Network, Inc., for the years ended September 30, 2003 and 2002 (audited)

                  Statement of Net Assets of Cancer Care Network, Inc., as of March 31, 2004 and 2003 (unaudited)

                  Statement of Net Revenues, Cost of Revenues and Expenses of Cancer Care Network, Inc., for the periods ended March 31, 2004 and 2003 (unaudited)

         (c)      Pro Forma Financial Information.

                  Unaudited pro forma consolidated financial information of the Registrant, SingerMedScript and Cancer Care Network, Inc. for the year ended December 31, 2003

                  Unaudited pro forma consolidated financial information of the Registrant and Cancer Care Network, Inc. for the period ended March 31, 2003

         (c)      Exhibits.

                  23.1 Consent of Kabani & Co.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
PracticeXpert, Inc.

We have audited the accompanying special-purpose statement of net assets sold of Singer Medscript (the "Company") as of December 31, 2003 and 2002 and the special-purpose statements of net revenues, cost of revenues and expenses for the years then ended, pursuant to the Asset Purchase Agreement dated March 1, 2004 by and between PracticeXpert of Texas, Inc., a Texas corporation ("Buyer") and Singer Medscript , a Texas corporation ("Seller"), as described in Note 1 to the financial statements. These financial statements are the responsibility of Singer Medscript's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The accompanying special-purpose financial statements were prepared to present the net assets sold to PracticeXpert of Texas, Inc. pursuant to the Asset Purchase Agreement described in Note 1, and the net revenues, cost of revenues and expenses sold, and are not intended to be a complete presentation of the Company's financial position, and results of operations in conformity with generally accepted accounting principles. In our opinion, these special-purpose financial statements present fairly, in all material respects, the net assets sold pursuant to the Asset Purchase Agreement referred to in Note 1 as of December 31, 2003 and 2002 and the net revenues, cost of revenues and expenses for years then ended, on the basis of accounting described in Note 1.


CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California
July 8, 2004

                                SINGER MEDSCRIPT
                        STATEMENT OF NET ASSETS ACQUIRED
                           DECEMBER 31, 2003 AND 2002

                                                         2003              2002
                                                       --------         --------
ASSETS:
     Cash  (Note2)                                     $ 56,262         $ 52,291
     Accounts receivable (Note 3)                        37,239           68,990
                                                       --------         --------
                                                         93,501          121,281
LIABILITIES:
     Commitments (Note 4)                                    --               --
                                                       --------         --------
NET ASSETS ACQUIRED                                    $ 93,501         $121,281
                                                       ========         ========

   The accompanying notes are an integral part of these financial statements.

                                SINGER MEDSCRIPT
            STATEMENT OF NET REVENUES, COST OF REVENUES AND EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                          2003             2002
                                                        --------        --------
NET REVENUES                                            $763,978        $883,410

COST OF REVENUES
       Contract services                                 393,830         534,934
       Freight and delivery                               19,955          20,419
                                                        --------        --------
            Total cost of revenues                       413,785         555,353
                                                        --------        --------
GROSS PROFIT                                             350,193         328,057

EXPENSES
       Rent                                               20,092          23,330
       Telephone                                          14,554          18,830
       Office and supplies expense                        29,391          26,446
       Outside services                                  153,546          47,405
       Other general & administrative                     23,069          26,853
                                                        --------        --------
            Total expenses                               240,652         142,864
                                                        --------        --------
NET INCOME                                              $109,541        $185,193
                                                        ========        ========


   The accompanying notes are an integral part of these financial statements.

                                SINGER MEDSCRIPT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1: NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Singer Medscript (the "Company") is a medical transcription company located in Houston, Texas. The Company was formed as a sole proprietorship.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared for the purpose of presenting the net assets sold of the Company as of December 31, 2003 and 2002 pursuant to the Asset Purchase Agreement (the "Agreement") dated March 1, 2004 (the "Closing Date") between Singer Medscript and PracticeXpert of Texas, wholly-owned subsidiaries of PracticeXpert, Inc. (the "Buyer") and the Company's net revenues, cost of revenues and expenses for the years then ended.

Pursuant to the Agreement, the Company sold to the Buyer substantially all of the assets of Singer Medscript for a purchase price of $300,000. The purchase price consisted of a cash payment of $150,000 at the closing and the issuance of a promissory note for $150,000 which bears interest of eight percent (8%) per annum and payable in 36 monthly installments of principal and interest commencing on April 1, 2004. The assets acquired in this acquisition include without limitation office equipment, computer hardware and software, inventory, supplies, customer accounts, contracts, permits and licenses, trade secrets and other proprietary information. The assets will continue to be used in PracticeXpert's medical transcription business and for medical billing services

The accompanying financial statements are derived from the historical accounting records of the Company and present the net assets sold in accordance with the Agreement as of December 31, 2003 and 2002 and the statements of net revenues, cost of revenues and expenses for the years then ended. The historical operating results may not be indicative of the results after acquisition by the Buyer. The statements of net revenues, cost of revenues and expenses include all revenues directly attributable to the Company. Cost of revenues consists of the direct contract expenses and freight and delivery cost. Expenses include operating expenses of the Company. The statement of cash flows is not presented.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GOING CONCERN BASIS

In conformity with generally accepted accounting principles, these statements are prepared on the basis of a going concern, which contemplate continuation of the Company as a going concern. The Company had net income of $109,541 and $185,193 for the years ended December 31, 2003 and 2002, respectively. The future outcome and performance of the Company is unknown. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

                                SINGER MEDSCRIPT
                          NOTES TO FINANCIAL STATEMENTS


REVENUE RECOGNITION

The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104. Revenue is recognized when a formal arrangement exists, the price is fixed or determinable, the delivery is completed and collectibility is reasonably assured. Generally, the Company extends credit to its customers and does not require collateral. The Company performs ongoing credit evaluations of its customers and historic credit losses have been within management's expectations.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost, less accumulated depreciation.

                                                           2003            2002
                                                         -------         -------
Computers and office equipment                           $60,318         $55,544
Furniture and fixture                                      3,215           1,862
Automobiles                                               13,524          13,524
                                                         -------         -------

                                                          77,057          70,930
Less accumulated depreciation                             77,057          70,930
                                                         -------         -------
Property and equipment, net                              $    --         $    --


INCOME TAXES

Since the Company is a sole proprietorship entity, no provision for income taxes has been made.

NOTE 2: CASH AND CASH EQUIVALENTS

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

NOTE 3: ACCOUNTS RECEIVABLE

The Company has accounts receivable balance of $37,239 and $68,990 as of December 31, 2003 and 2002, respectively. In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The Company considers all accounts receivable are collectible. Therefore, no amount was reserved for the allowance for bad debts.

                                SINGER MEDSCRIPT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4: COMMITMENTS

The Company leased facilities under leases that are classified as operating leases for financial reporting purposes. Lease term expires in February 2005. The following is a summary of fixed minimum lease commitments required under all non-cancelable operating leases for the years ended after December 31, 2003.

                        2004                 $  11,508
                        2005                 $   1,918
                                             ---------
                        Total                $  13,426
                                             =========


Rent expense was $20,092 and $23,330 for the years ended December 31, 2003 and 2002, respectively.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors

PracticeXpert Inc.

We have audited the accompanying special-purpose statement of net assets acquired of a division of Cancer Care Network, Inc. (the "Company") as of September 30, 2003 and 2002 and the special-purpose statements of net revenues, cost of revenues and expenses for the years then ended, pursuant to the Asset Purchase Agreement dated April 29, 2004 by and between PracticeXpert of Oklahoma, Inc., an Oklahoma corporation ("Buyer") and Cancer Care Network, Inc., an Oklahoma corporation ("Seller"), as described in Note 1 to the financial statements. These financial statements are the responsibility of Cancer Care Network, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The accompanying special-purpose financial statements were prepared to present the net assets acquired by PracticeXpert of Oklahoma, Inc. pursuant to the Asset Purchase Agreement described in Note 1, and the net revenues, cost of revenues and expenses sold, and are not intended to be a complete presentation of the Company's financial position, and results of operations in conformity with generally accepted accounting principles. In our opinion, these special-purpose financial statements present fairly, in all material respects, the net assets acquired pursuant to the Asset Purchase Agreement referred to in Note 1 as of September 30, 2003 and 2002 and the net revenues, cost of revenues and expenses for years then ended, on the basis of accounting described in Note 1.

KABANI & COMPANY, INC.
CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California
July 8, 2004

                            CANCER CARE NETWORK, INC.
                        STATEMENT OF NET ASSETS ACQUIRED
                           SEPTEMBER 30, 2003 AND 2002


                                                           2003           2002
                                                         --------       --------
ASSETS:
     Accounts receivable, net (Note 2 )                  $514,814       $424,043
     Property and equipment, net (Note 3 )                294,352        342,433
                                                         --------       --------
                                                          809,166        766,476

LIABILITIES:
     Commitments and contingencies (Note 4)                    --             --

                                                         --------       --------
NET ASSETS ACQUIRED                                      $809,166       $766,476
                                                         ========       ========


   The accompanying notes are an integral part of these financial statements.

                            CANCER CARE NETWORK, INC.
            STATEMENT OF NET REVENUES, COST OF REVENUES AND EXPENSES
                 FOR THE YEARS ENDED SEPTEMBER 30, 2003 AND 2002


                                                     2003               2002
                                                 -----------        -----------
NET REVENUES                                     $ 4,609,281        $ 3,688,482

COST OF REVENUES
       Payroll                                     2,781,929          1,866,538
       Payroll taxes                                 207,032            149,830
       Workers compensation                           20,771             12,596
                                                 -----------        -----------
            Total cost of revenues                 3,009,732          2,028,964
                                                 -----------        -----------
GROSS PROFIT                                       1,599,549          1,659,518

EXPENSES
       Rent                                          165,864            114,880
       Telephone                                     202,700            226,522
       Software development                          292,001            537,550
       Claim services                                229,665            103,791
       Insurance-health & dental                     172,769            123,963
       Interest expense                                9,020             35,986
       Other general & administrative                695,418            569,168
                                                 -----------        -----------
            Total expenses                         1,767,437          1,711,860
                                                 -----------        -----------
NET LOSS                                         $  (167,888)       $   (52,342)
                                                 ===========        ===========


   The accompanying notes are an integral part of these financial statements.

                           CANCER CARE NETWORK, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1: NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Cancer Care Network, Inc. (the "Company") specializes in radiation and medical oncology billing and management. The Company was incorporated in Oklahoma on July 20, 1988.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared for the purpose of presenting the net assets sold of certain division of the Company (the
"Division") as of September 30, 2003 and 2002 pursuant to the Asset Purchase Agreement (the "Agreement") dated April 29, 2004 (the "Closing Date") between Cancer Care Network, Inc. and Practice Xpert Services Corp., and PracticeXpert of Oklahoma, Inc., wholly-owned subsidiaries of PracticeXpert, Inc. (the "Buyer") and the Division's net revenues, cost of revenues and expenses for the years then ended. Pursuant to the Agreement, the Company sold to the Buyer substantially all of the assets of Cancer Care Network, Inc., for a purchase price of $5,500,000. The purchase price consisted of a cash payment of $4,100,000 and the issuance of $500,000 in shares of common stock at the closing and the issuance of a promissory note for $900,000 which bears interest of six and one-half percent (6.5%) per annum and payable in 12 monthly installments of principal and interest commencing on April 25, 2004.

Historically, the Company did not prepare financial statements for the sold Division. The accompanying financial statements are derived from the historical accounting records of the Company and present the net assets sold of the Division in accordance with the Agreement as of September 30, 2003 and 2002 and the statements of net revenues, cost of revenues and expenses for the years then ended. The historical operating results may not be indicative of the results after acquisition by the Buyer.

The statements of net revenues cost of revenues and expenses include all revenues directly attributable to the Division. Cost of revenues consists of the direct payroll costs, employment taxes and workers' compensation insurance. Expenses include identifiable amounts from the offices of the sold Division and allocated amounts not attributable to a specific office. Information about the Division cash flows is not available.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GOING CONCERN BASIS

In conformity with generally accepted accounting principles, these statements are prepared on the basis of a going concern, which contemplate continuation of the entity as a going concern. However, the Division has incurred net loss of $167,888 and $52,342 for the year ended September 30, 2003 and 2002, respectively. The future outcome and performance of the Division is unknown. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the division be unable to continue as a going concern.

                           CANCER CARE NETWORK, INC.
                         NOTES TO FINANCIAL STATEMENTS


REVENUE RECOGNITION

The Division's revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104. Revenue is recognized when a formal arrangement exists, the price is fixed or determinable, the delivery is completed and collectibility is reasonably assured. Generally, the Division extends credit to its customers and does not require collateral. The Division performs ongoing credit evaluations of its customers and historic credit losses have been within management's expectations.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost, less accumulated depreciation.

INCOME TAXES

The Division is not a tax paying entity. Consequently, no provision for income taxes has been made.

NOTE 2: ACCOUNTS RECEIVABLE

The Division has a net accounts receivable balance of $504,814 and $424,043 as of September 30, 2003 and 2002, respectively. In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The Division considers majority accounts receivable are collectible. The Division reserved $85,346 and $48,364 as of September 30, 2003 and 2002, respectively as allowances for bad debts.

NOTE 3: PROPERTY AND EQUIPMENT
                                                          2003            2002
                                                        --------        --------
Computers and office equipment                          $403,942        $376,049
Furniture and fixture                                     35,460          23,529
Leasehold improvements                                     4,231           4,231
                                                        --------        --------
                                                         443,633         403,809
Less accumulated depreciation                            149,281          61,376

                                                        --------        --------
Property and equipment, net                             $294,352        $342,433
                                                        ========        ========

The Division has recorded depreciation expenses of $87,905 and $61,376 for the years ended September 30, 2003 and 2002, respectively. NOTE 4: COMMITMENTS AND

                           CANCER CARE NETWORK, INC.
                         NOTES TO FINANCIAL STATEMENTS


CONTINGENCIES

The Division conducts its operations in various leased facilities under leases that are classified as operating leases for financial reporting purposes. Lease terms expire between 2005 and 2006. The following is a summary of fixed minimum lease commitments required under all non-cancelable operating leases for the years ended after September 30, 2003.

        2004                                                  $  136,328
        2005                                                  $  148,909
        2006                                                  $  114,775
                                                              ----------
        Total                                                 $  400,012
                                                              ==========

Rent expense, including storage rental, was $165,864 and $114,880 for the years ended September 30, 2003 and 2002, respectively.

NOTE 5: SOFTWARE DEVELOPMENT COSTS

The Company has adopted Statement of Position 98-1 ("SOP 98-1") "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", as its accounting policy for internally developed computer software costs. Under SOP 98-1, computer software costs incurred in the preliminary development stage are expensed as incurred. Computer software costs incurred during the application development stage are capitalized and amortized over the software's estimated useful life. The Division expensed the computer software costs of $292,001 and $537,550 in the years ended September 30, 2003 and 2002, respectively.

                            CANCER CARE NETWORK, INC.
                        STATEMENT OF NET ASSETS ACQUIRED
                             MARCH 31, 2004 AND 2003


                                                            2004           2003
                                                          --------      --------
ASSETS:
     Accounts receivable, net (Note 2)                    $344,959      $436,501
     Property and equipment, net (Note 4)                  250,156       323,025
                                                          --------      --------
                                                           595,115       759,526

     Intercompany receivable-Cookville(Note 3)             534,977            --

LIABILITIES:
     Accounts payable-Cookeville                           675,774            --
     Commitments and contingencies (Note 5)                     --            --

                                                          --------      --------
NET ASSETS ACQUIRED                                       $454,318      $759,526
                                                          ========      ========

                           CANCER CARE NETWORK, INC.
            STATEMENT OF NET REVENUES, COST OF REVENUES AND EXPENSES
                 FOR THE PERIODS ENDED MARCH 31, 2004 AND 2003


                                                        2004            2003
                                                    -----------     -----------

NET REVENUE                                         $ 2,177,280     $ 2,443,333
MANAGEMENT FEES-COOKVILLE                             2,304,615              --
                                                    -----------     -----------
            Total revenue                             4,481,895       2,443,333

COST OF REVENUES
       Payroll                                        1,278,683       1,428,458
       Payroll taxes                                    103,961         112,230
       Workers compensation                              11,007          10,254
       Cost  for management services-Cookville        1,992,670              --
                                                    -----------     -----------
            Total cost of revenue                     3,386,321       1,550,942

                                                    -----------     -----------
GROSS PROFIT                                          1,095,574         892,391

EXPENSES
       Rent                                              76,290          79,026
       Telephone                                         31,728         151,769
       Software development                                   0         275,974
       Claim services                                    97,416          91,026
       Insurance-health & dental                        108,902          90,810
       Interest expense                                  10,813           9,220
       Other general & administrative                   708,015         406,387
                                                    -----------     -----------
            Total expenses                            1,033,164       1,104,212

                                                    -----------     -----------
NET INCOME (LOSS)                                   $    62,410     $  (211,821)
                                                    ===========     ===========


   The accompanying notes are an integral part of these financial statements.

                           CANCER CARE NETWORK, INC.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1: NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Cancer Care Network, Inc. (the "Company") specializes in radiation and medical oncology billing and management. The Company was incorporated in Oklahoma on July 20, 1988.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared for the purpose of presenting the net assets sold of certain offices of the Company (the "Division") as of March 31, 2004 and 2003 pursuant to the Asset Purchase Agreement (the "Agreement") dated April 29, 2004 (the "Closing Date") between Cancer Care Network, Inc. and Practice Xpert Services Corp., and PracticeXpert of Oklahoma, Inc., wholly-owned subsidiaries of PracticeXpert, Inc. (the "Buyer") and the Division's net revenues, cost of revenues and expenses for the periods then ended. Pursuant to the Agreement, the Company sold to the Buyer substantially all of the assets of Cancer Care Network, Inc., for a purchase price of $5,500,000. The purchase price consisted of a cash payment of $4,100,000 and the issuance of $500,000 in shares of common stock at the closing and the issuance of a promissory note for $900,000 which bears interest of six and one-half percent (6.5%) per annum and payable in 12 monthly installments of principal and interest commencing on April 25, 2004.

Cancer Care Network, Inc. entered into a Management and Billing Services agreement with two physicians in Cookeville, Tennessee in July 2003 with the effective the start date of providing services to physicians. The Company is entitled to a fee equal to 75% of the net revenue, which is defined as all collections from the medical, professional, technical and related services. The Company is responsible for the payment of all operating costs of the physician's practice at the facility.

Historically, the Company did not prepare financial statements for the sold Division. The accompanying financial statements are derived from the historical accounting records of the Company and present the net assets sold of the Division in accordance with the Agreement as of March 31, 2004 and 2003 and the statements of net revenues including the management fees, cost of revenues including operating expenses related to the management services to physicians mentioned above and expenses for the periods then ended. The historical operating results may not be indicative of the results after acquisition by the Buyer.

The statements of net revenues cost of revenues and expenses include all revenues directly attributable to the Division. Cost of revenues consists of the direct payroll costs, employment taxes, workers' compensation insurance and operating expenses related to the management services to physicians. Expenses include identifiable amounts from the offices of the sold Division and allocated amounts not attributable to a specific office. Information about the Division cash flows is not available.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           CANCER CARE NETWORK, INC.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


GOING CONCERN BASIS

In conformity with generally accepted accounting principles, these statements are prepared on the basis of a going concern, which contemplate continuation of the Division as a going concern. However, the Division has incurred net profit of $62,410 and net loss of $211,821 for the period ended March 31, 2004 and 2003, respectively. The future outcome and performance of the Division is unknown. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Division be unable to continue as a going concern.

REVENUE RECOGNITION

The Division's revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104. Revenue is recognized when a formal arrangement exists, the price is fixed or determinable, the delivery is completed and collectibility is reasonably assured. Generally, the Division extends credit to its customers and does not require collateral. The Division performs ongoing credit evaluations of its customers and historic credit losses have been within management's expectations.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost, less accumulated depreciation.

INCOME TAXES

The Division is not a tax paying entity. Consequently, no provision for income taxes has been made.

NOTE 2: ACCOUNTS RECEIVABLE

The Division has a net accounts receivable balance of $344,959 and $436,501 as of March 31, 2004 and 2003, respectively. In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The Division considers majority accounts receivable are collectible. The Division reserved $285,441 and $57,192 as of March 31, 2004 and 2003, respectively as allowances for bad debts.

NOTE 3: INTERCOMPANY RECEIVABLE-COOKEVILLE

Based on the management agreement stated in Note 1, the Division recorded 75% of net revenue from the physicians' operation in the statement of net revenues as management fees. The receivable from this management service amounting $534,977 is recorded as Intercompany receivable from Cookeville.

                           CANCER CARE NETWORK, INC.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


NOTE 4: PROPERTY AND EQUIPMENT

                                                          2004            2003
                                                        --------        --------
Computers and office equipment                          $407,972        $400,604
Furniture and fixture                                     35,460          23,529
Leasehold improvements                                     4,231           4,231
                                                        --------        --------
                                                         447,663         428,364
Less accumulated depreciation                            197,507         105,339
                                                        --------        --------
Property and equipment, net                             $250,156        $323,025
                                                        ========        ========

The Division has recorded depreciation expenses of $48,247 and $50,994 for the periods ended March 31, 2004 and 2003, respectively.

NOTE 5: COMMITMENTS AND CONTINGENCIES

The Division conducts its operations in various leased facilities under leases that are classified as operating leases for financial reporting purposes. Lease terms expire between 2005 and 2006.

The following is a summary of fixed minimum lease commitments required under all non-cancelable operating leases for the years ended after March 31, 2004.

            2004                                            $149,378
            2005                                             136,095
            2006                                              35,850
                                                            --------
            Total                                           $321,323
                                                            ========

Rent expense, including storage rental, was $76,290 and $79,026 for the periods ended March 31, 2004 and 2003, respectively.

NOTE 6: SOFTWARE DEVELOPMENT COSTS

The Division has adopted Statement of Position 98-1 ("SOP 98-1") "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", as its accounting policy for internally developed computer software costs. Under SOP 98-1, computer software costs incurred in the preliminary development stage are expensed as incurred. Computer software costs incurred during the application development stage are capitalized and amortized over the software's estimated useful life. The Division expensed the computer software costs of $275,974 in the period ended March 31, 2004.

                              PRACTICEXPERT, INC.
                     (FORMERLY, THAON COMMUNICATIONS, INC.)
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (UNAUDITED)

The following unaudited Pro Forma Statement of operations has been derived from the historical audited financial statements of PracticeXpert Services Corp. (A) for the year ended December 31, 2003 and the statement of net revenues, cost of revenue and expenses of Singer Medscript (B) for the year ended December 31, 2003 and the CCN Division (assets acquired from Cancer Care Network, Inc.) (C) for the year ended September 30, 2003.

The Pro Forma Statements of Operations reflects the asset acquisition of B and C (previously non public companies) by A (a reporting company) on 3/1/04 and 4/29/04, respectively.

Following pro forma statement of operations presents pro forma combined statement for the year ended December 31, 2003 assuming the acquisition was consummated as of January 1, 2003.

The Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and C and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.

                                                                Singer
                                              PracticeXpert    Medscript     Cancer Care                Pro Forma       Pro Forma
                                              (Historical)    (Historical)  (Historical)   Investment   Adjustment      Combined
                                             --------------   ------------  ------------   ----------  -----------    -------------
Net Revenue                                  $    3,379,258   $    763,978  $  4,609,281   $       --  $        --    $   8,752,517

Operating expenses                                5,580,721        654,437     4,768,149           --      980,000(5)    11,983,307
                                             --------------   ------------  ------------   ----------  -----------    -------------

Income (loss) from operations                    (2,201,463)       109,541      (158,868)          --     (980,000)      (3,230,790)

Non-operating income (Expenses)                    (284,571)            --        (9,020)          --           --         (293,591)
                                             --------------   ------------  ------------   -----------------------    -------------

Income (loss) before provision for income
  taxes                                          (2,486,034)       109,541      (167,888)          --     (980,000)      (3,524,381)

Provision for taxes                                   2,400             --            --           --           --            2,400
                                             --------------   ------------  ------------   -----------------------    -------------

Net income (loss) from continuing operation      (2,488,434)       109,541      (167,888)          --     (980,000)      (3,526,781)

Discontinued operation                            3,433,069             --            --           --           --        3,433,069
                                             --------------   ------------  ------------   -----------------------    -------------

NET INCOME (LOSS)                                   944,635        109,541      (167,888)          --     (980,000)         (93,712)

DIVIDEND REQUIREMENT FOR PREFERRED STOCK           (321,221)            --            --                        --         (321,221)
                                             --------------   ------------  ------------   -----------------------    -------------

NET INCOME (LOSS) APPLICABLE TO COMMON
  STOCKHOLDERS                               $      623,414   $    109,541  $   (167,888)  $       --  $  (980,000)   $    (414,933)
                                             ==============   ============  ============   =======================    =============

BASIC WEIGHTED -AVERAGE
  NUMBER OF SHARES OUTSTANDING                    9,545,365             --       825,600                                 10,370,965
                                             ==============   ============  ============                              =============

BASIC EARNINGS (LOSS) PER SHARE              $         0.07   $       0.00  $      (0.20)                             $       (0.04)
                                             ==============   ============  ============                              =============

DILUTED WEIGHTED -AVERAGE
  NUMBER OF SHARES OUTSTANDING                   45,009,233             --       825,600                                 45,834,833
                                             ==============   ============  ============                              =============

DILUTED EARNINGS (LOSS) PER SHARE            $         0.01   $       0.00  $      (0.20)                             $       (0.01)
                                             ==============   ============  ============                              =============


NOTES:

(1) Earnings (loss) per share data shown above are applicable for both primary and fully diluted.

(2) Weighted average number of shares outstanding for combined entity includes 15,387,918 shares of common stock of A outstanding as of December 31, 2003 and 825,600 shares of common stock issued to the shareholders of (C) pursuant to the asset acquisition.

(3) Diluted weighted average number of shares were computed including all the convertible preferred stock being regarded as common stock equivalents

                              PRACTICEXPERT, INC.
                     (FORMERLY, THAON COMMUNICATIONS, INC.)
                       PRO FORMA STATEMENT OF OPERATIONS
                            AS ON DECEMBER 31, 2003
                                  (UNAUDITED)

The following unaudited Pro Forma Statement of operations has been derived from the historical audited financial statements of PracticeXpert Services Corp. (A) as on December 31, 2003 and the statement of asset acquired from Singer Medscript (B) as on December 31, 2003 and and Cancer Care Network, Inc. (C) as on September 30, 2003.


                                                               Singer
                                            PracticeXpert     Medscript    Cancer Care               Pro Forma        Pro Forma
                                            (Historical)     (Historical)  (Historical)  Investment  Adjustment        Combined
                                           --------------   -------------  ------------  ----------  -----------      -----------
                      ASSETS

Current assets                             $      510,488   $      93,501  $    514,814  $           $                $ 1,118,803

Property & equipment, net                         184,071              --       294,352                                   478,423

Other assets                                        7,235                                                                   7,235

Intangibles, net                                2,122,924                                              3,917,333 (4)    6,040,257

Investment in subsidiary                                                                  5,800,000   (5,800,000)(1)


                                           --------------   -------------  ------------  -----------------------      -----------
TOTAL ASSETS                               $    2,824,718   $      93,501  $    809,166  $5,800,000  $(1,882,667)     $ 7,644,718
                                           ==============   =============  ============  =======================      ===========


LIABILITIES & STOCKHOLDERS' EQUITY
  (DEFICIT)

 Current Liabilities                       $    2,518,779   $              $             $5,300,000  $                $ 7,818,779

Long term liabilities                             772,850                                                     --          772,850
                                           --------------   -------------  ------------  -----------------------      -----------

    Total liabilities                           3,291,629              --            --   5,300,000           --        8,591,629
                                           --------------   -------------  ------------  -----------------------      -----------

Stockholders' equity (deficit);

Preferred stock, Series A, B, D, E, F           1,949,937                                                               1,949,937

Common stock                                       15,388                                       827                        16,215

Shares to be issued                                33,804                                                                  33,804

Subscription receivable                           (35,000)                                                                (35,000)

Treasury stock                                   (285,000)                                                               (285,000)

Additional paid in capital                      5,488,272                                   499,173                     5,987,445

Equity for asset acquired                                          93,501       809,166                 (902,667)              --

Accumulated deficit                            (7,634,312)                                              (980,000)      (8,614,312)


                                           --------------   -------------  ------------  -----------------------      -----------

     Total stockholders' equity (deficit)        (466,911)         93,501       809,166     500,000   (1,882,667)(3)     (946,911)
                                           --------------   -------------  ------------  -----------------------      -----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)             $    2,824,718   $      93,501  $    809,166  $5,800,000  $(1,882,667)(5)  $ 7,644,718
                                           ==============   =============  ============  =======================      ===========

NOTES;

(1)   Elimination of investment in subsidiary on consolidation

(2) Acquisition of asset of C by issuance of 826,500 shares of common stock at $0.605 amounting $500,000 and note payable of $5,300,000

(3)   Elimination of pre acquisition equity

(4)   Recording of intangible assets - client lists, upon acquisition

(5)   Amortization of intangible assets acquired upon acquisitions

                               PRACTICEXPERT, INC.
                     (FORMERLY, THAON COMMUNICATIONS, INC.)
                        PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2004
                                   (UNAUDITED)

The following unaudited Pro Forma Statement of operations has been derived from the historical unaudited financial statements of PracticeXpert Services Corp.
(A) for the period ended March 31, 2004 and the statement of net revenues, cost of revenue and expenses of the CCN Division (assets acquired from Cancer Care Network, Inc.) (B) for the period ended March 31, 2004. The Pro Forma Statements of Operations reflects the asset acquisition of B by A (a reporting company) on 4/29/04. Following pro forma statement of operations presents pro forma combined statement for the period ended March 31, 2004 assuming the acquisition was consummated as of January 1, 2004.

The Pro Forma Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B and the Notes to the financial statements. The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition of A had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable.



                                                      PRACTICEXPERT    CANCER CARE                     PRO FORMA        PRO FORMA
                                                      (HISTORICAL)    (HISTORICAL)     INVESTMENT      ADJUSTMENT       COMBINED
                                                      ------------    ------------    ------------    ------------    ------------
Net Revenue                                           $    929,471    $  4,481,895    $         --    $         --    $  5,411,366

Operating expenses                                       1,472,809       4,408,672              --       1,009,000(5)    6,890,481
                                                      ------------    ------------    ------------    ------------    ------------

Income (loss) from operations                             (543,338)         73,223              --      (1,009,000)     (1,479,115)

Non-operating income (Expenses)                           (109,849)        (10,813)             --            --          (120,662)
                                                      ------------    ------------    ------------    ------------    ------------

Income (loss) before provision for income taxes           (653,187)         62,410              --      (1,009,000)     (1,599,777)

Provision for taxes                                          6,400              --              --              --           6,400
                                                      ------------    ------------    ------------    ------------    ------------

NET INCOME (LOSS)                                         (659,587)         62,410              --      (1,009,000)     (1,606,177)


DIVIDEND REQUIREMENT FOR PREFERRED STOCK                   (63,122)             --              --              --         (63,122)
                                                      ------------    ------------    ------------    ------------    ------------

NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS   $   (722,709)   $     62,410    $         --    $ (1,009,000)   $ (1,669,299)
                                                      ============    ============    ============    ============    ============

BASIC AND DILUTED WEIGHTED -AVERAGE
  NUMBER OF SHARES OUTSTANDING                          22,363,521         825,600                                      23,189,121
                                                      ============    ============                                    ============

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE           $      (0.03)   $       0.08                                    $      (0.07)
                                                      ============    ============                                    ============


NOTES:

(1) Earnings (loss) per share data shown above are applicable for both primary and fully diluted.

(2) Weighted average number of shares outstanding for combined entity includes 26,434,659 shares of common stock of A outstanding as of March 31, 2003 and 825,600 shares of common stock issued to the shareholders of (B) pursuant to the asset acquisition.

(3) Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

                               PRACTICEXPERT, INC.
                     (FORMERLY, THAON COMMUNICATIONS, INC.)
                             PRO FORMA BALANCE SHEET
                              AS ON MARCH 31, 2004
                                   (UNAUDITED)

The following unaudited Pro Forma Balance Sheet has been derived from the historical unaudited financial statements of PracticeXpert Services Corp. (A) as on March 31, 2004 and the statement of asset sold of Cancer Care Network, Inc.
(B) as on March 31, 2004.

The Pro Forma Statements of Operations of financial conditions reflects the asset acquisition of B (a non public company) by A (a reporting company).



                                                      PRACTICEXPERT  CANCER CARE                   PRO FORMA         PRO FORMA
                                                      (HISTORICAL)   (HISTORICAL)   INVESTMENT     ADJUSTMENT        COMBINED
                                                      -----------    -----------   -----------    -----------       -----------
                                     ASSETS
Current assets                                        $   792,357    $   879,936   $        --    $        --       $ 1,672,293

Property & equipment, net                                 158,276        250,156            --             --           408,432

Other assets                                                7,235             --            --             --             7,235

Intangibles, net                                        2,409,169             --            --      4,036,682(4)      6,445,851

Investment in subsidiary                                       --             --     5,500,000     (5,500,000)(1)            --
                                                      -----------    -----------   -----------    -----------       -----------
TOTAL ASSETS                                          $ 3,367,037    $ 1,130,092   $ 5,500,000    $(1,463,318)      $ 8,533,811
                                                      ===========    ===========   ===========    ===========       ===========


                  LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities                                   $ 2,684,373    $   675,774   $ 5,000,000    $        --       $ 8,360,147

Long term liabilities                                     808,761             --            --             --           808,761
                                                      -----------    -----------   --------------------------       -----------

    Total liabilities                                   3,493,134        675,774     5,000,000             --         9,168,908
                                                      -----------    -----------   --------------------------       -----------

Stockholders' equity (deficit);

Preferred stock, Series A, B, D, E, F                   1,941,103             --            --             --         1,941,103

Common stock                                               26,435             --(2)        827             --            27,262

Shares to be issued                                       215,703             --            --             --           215,703

Subscription receivable                                  (966,795)            --            --             --          (966,795)

Treasury stock                                           (285,000)            --            --             --          (285,000)

Additional paid in capital                              7,249,737             --(2)    499,173             --         7,748,910

Equity for asset acquired                                      --        454,318            --       (454,318)(3)            --

Accumulated deficit                                    (8,307,280)            --            --     (1,009,000)(5)    (9,316,280)
                                                      -----------    -----------   --------------------------       -----------

     Total stockholders' equity (deficit)                (126,097)       454,318       500,000     (1,463,318)         (635,097)
                                                      -----------    -----------   --------------------------       -----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)                        $ 3,367,037    $ 1,130,092   $ 5,500,000    $(1,463,318)      $ 8,533,811
                                                      ===========    ===========   ===========    ===========       ===========



NOTES:

(1)  Elimination of investment in subsidiary on consolidation

(2) Acquisition of asset of B by issuance of 826,500 shares of common stock at $0.605 amounting $500,000

(3)  Elimination of equity upon asset acquisition

(4)  Recording of intangible assets - client lists, upon acquisition

(5)  Amortization of intangible assets acquired upon acquisitions

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRACTICEXPERT, INC.


                                        (Registrant)

Dated: September 7, 2004

                                        By: /s/ Jonathan Doctor
                                            --------------------------
                                            Jonathan Doctor
                                            Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT


23.1          Consent of Kabani & Co.